SECOND AMENDMENT TO THE AIRCRAFT TIME SHARING AGREEMENT

This SECOND AMENDMENT TO THE AIRCRAFT TIME SHARING AGREEMENT
(the “Amendment”) is made as of the 21st day of March, 2024 (“Amendment Effective Date”), by and between DISCOVERY COMMUNICATIONS, LLC, with an address of 230 Park Ave. South, New York, NY 10003 (“Discovery”), and DAVID ZASLAV, with an address of 230 Park Ave. South, New York, NY 10003 (“Executive”).
WHEREAS, Discovery and Executive are party to that certain Aircraft Time Sharing Agreement dated January 2, 2014, as amended (the “Agreement”), pursuant to which Discovery subleases Aircraft to Executive; and
WHEREAS, Discovery is leasing an additional aircraft, and Discovery and Executive wish to add such additional aircraft to the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.All capitalized words shall have the meanings given to them in the Agreement unless otherwise defined herein.
2.Other than as amended herein, the Agreement is in all other aspects ratified and confirmed and all terms of the Agreement govern this Amendment.
3.Effective as of the date hereof, the first paragraph of the Recitals shall be deleted and replaced with the following:
“WHEREAS, Discovery is the lessee of (i) that certain Dassault Aviation Falcon 7X aircraft, bearing manufacturer’s serial number 093, currently registered with the Federal Aviation Administration (“FAA”) as N685DC (the “Falcon”) from Bank of Utah, not in its individual capacity but solely as Owner Trustee (“Falcon Lessor”), and (ii) that certain Gulfstream Aerospace Corporation model GVI (G650ER) aircraft, bearing manufacturer’s serial number 6554, currently registered with the FAA as N654GA (to be changed to N685WB) (the “Gulfstream”, and together with the Falcon, the “Aircraft” and each, an “Aircraft”; references herein to “the Aircraft” shall mean the applicable Aircraft, as the case may be) from Banc of America Leasing & Capital, LLC (“Gulfstream Lessor”);”.
4.The Truth-in-Leasing section and Section 20 shall be amended by deleting them in their entirety and replacing them with the following:
“19. Agreement Subject to Head Leases. Discovery and Executive acknowledge and agree that: (a) (i) the terms of this Agreement with respect to the Falcon are in all cases subject to and subordinate to the terms and conditions of that certain Aircraft

Lease, dated as of March 21, 2018 (the “Falcon Lease”), between Falcon Lessor and Discovery covering the lease of the Falcon by Discovery from Falcon Lessor; and (ii) this Agreement as to the Falcon Aircraft only will terminate automatically upon the expiration or earlier termination of the Falcon Lease; (b) (i) the terms of this Agreement with respect to the Gulfstream are in all cases subject to and subordinate to the terms and conditions of that certain Aircraft Lease (S/N 6554) dated as of January 31, 2024, as supplemented and amended (the “Gulfstream Lease”), between Gulfstream Lessor and Discovery covering the lease of the Gulfstream by Discovery from Gulfstream Lessor; and (ii) this Agreement as to the Gulfstream Aircraft only will terminate automatically upon the expiration or earlier termination of the Gulfstream Lease; and (c) nothing herein permits the deregistration of the Aircraft from the US registry or the registration of the Aircraft with the aviation authority of any other country.
20. TRUTH IN LEASING STATEMENT UNDER FAR SECTION 91.23. THE AIRCRAFT SUBJECT TO THIS AGREEMENT HAVE BEEN MAINTAINED AND INSPECTED UNDER FAR PART 91 DURING THE 12 MONTH PERIOD (OR PORTION THEREOF DURING WHICH THE AIRCRAFT HAVE BEEN SUBJECT TO
U.S. REGISTRATION) PRECEDING EXECUTION OF THIS AGREEMENT WITH RESPECT TO THE AIRCRAFT.
THE AIRCRAFT HAVE BEEN AND WILL BE MAINTAINED AND INSPECTED UNDER FAR PART 91 FOR OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT. DURING THE DURATION OF THIS AGREEMENT, DISCOVERY COMMUNICATIONS, LLC IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT.
AN EXPLANATION OF THE FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.
THE “INSTRUCTIONS FOR COMPLIANCE WITH TRUTH IN LEASING REQUIREMENTS” ATTACHED HERETO ARE INCORPORATED HEREIN BY REFERENCE.
DISCOVERY, THROUGH ITS UNDERSIGNED AUTHORIZED SIGNATORY BELOW, CERTIFIES THAT DISCOVERY IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT AND THAT IT UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.”

(Signature page to follow)

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By their execution below, the parties hereto have agreed to all the terms and conditions of this Amendment as of the date first set forth above. Signatures may be exchanged in counterparts; signatures transmitted by facsimile or electronically by PDF shall be binding original signatures.

DISCOVERY COMMUNICATIONS, LLC

By:     /s/ Gunnar Wiedenfels
Name: Gunnar Wiedenfels Title:      Chief Financial Officer

DAVID ZASLAV

By:    /s/ David Zaslav

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